UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material Pursuant to § 240.14a-12

SOLANA COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply)
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SOLANA COMPANY
642 Newtown Yardley Road, Suite 100
Newtown, Pennsylvania 18940
AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2026
Notice is hereby given that the 2026 Annual Meeting of Stockholders of Solana Company (the “Company,” “we” or “us”) will be held on Thursday, May 21, 2026, at 9:00 a.m. Eastern Time, as a virtual meeting at www.virtualshareholdermeeting.com/HSDT2026. This amended notice replaces the notice previously filed by us with the Securities and Exchange Commission on April 10, 2026 and mailed to our stockholders of record in connection with the solicitation of proxies by our board of directors at the Annual Meeting (as defined below).
At the 2026 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:
•
Proposal 1 — To elect five directors named in the proxy statement of the Company, filed with the Securities Exchange Commission on April 10, 2026 (the “proxy statement”), each to serve for a one-year term until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•
Proposal 2 — To ratify the appointment of CBIZ CPAs P.C., as our independent registered public accounting firm for the year ending December 31, 2026; and

•
Proposal 3 — To elect two additional directors named in the accompanying proxy supplement, each to serve for a one-year term until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified and until his earlier death, resignation or removal.

We expect to conduct any other business properly brought before the Annual Meeting.
Through the website above, you will be able to attend the Annual Meeting online, vote electronically, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting. Your attention is directed to the proxy statement and accompanying proxy supplement, where details regarding how to attend the Annual Meeting online and the foregoing items of business are more fully described. The Board of Directors previously fixed the close of business on April 1, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 1, 2026 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.
Our Board of Directors unanimously recommends that you vote FOR the election of each director nominee, FOR Proposal 2 and FOR the election of each additional director nominee.
Your vote is extremely important, regardless of the number of shares of Class A common stock you own.   Whether or not you plan to virtually attend the Annual Meeting, you are respectfully requested by the Board of Directors to promptly submit your proxy by telephone or over the Internet in accordance with the instructions on the proxy card or voting instruction card or, if you received a printed proxy card by mail, sign, date and return the proxy card or voting instruction card. If you received this notice and the proxy statement and/or accompanying proxy supplement in the mail, a return envelope is enclosed for your convenience. This will not prevent you from voting at the Annual Meeting since you may revoke your proxy at any time prior to the Annual Meeting or vote electronically at the Annual Meeting, but submitting your proxy will help to ensure the presence of a quorum at the Annual Meeting and avoid added proxy solicitation costs.

By Order of the Board of Directors,
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary
Newtown, Pennsylvania
May 1, 2026

SOLANA COMPANY
SUPPLEMENT TO PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
This supplement (“Supplement”) relates to the notice of annual meeting of stockholders and proxy statement (the “Proxy Statement”) of Solana Company, a Delaware corporation (sometimes referred to as “the Company,” “we” and “our”), previously filed by us with the Securities and Exchange Commission on April 10, 2026 and furnished to our stockholders in connection with the solicitation of proxies by our board of directors (the “Board”) for the 2026 annual meeting of stockholders to be held on May 21, 2026, or any postponement or adjournment thereof (the “Annual Meeting”).
Subsequent to the filing of the Proxy Statement, as disclosed on the Company Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2026, Sherrie Perkins and Paul Buckman notified the Company of their decision to not stand for re-election as directors when their current terms expire at the Annual Meeting. Additionally, the Board increased the size of the Board from seven to nine members, creating two vacancies on the Board, and appointed Michel Lee and Sergio Mello as directors to fill the newly created vacancies.
This Supplement, dated May 1, 2026, is being made available to our stockholders on or about May 1, 2026, in connection with the solicitation of proxies by the Board for the Annual Meeting. This Supplement, which adds to and amends the Proxy Statement, includes updated information relating to the above-mentioned director transitions and a new proposal to elect two additional directors to the Board, and includes an amended notice and proxy card.
New Proposal 3 — Election of Additional Directors.   Proposal 3, which has been added to the agenda for the Annual Meeting, proposes that Messrs. Lee and Mello be re-elected at the Annual Meeting, each to serve for a one-year term until the 2027 annual meeting of stockholders and until his successor is dully elected and qualified and until his earlier death, resignation or removal.
The amended proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you with the Proxy Statement dated April 10, 2026. The enclosed proxy card or voting instruction form includes the election of the additional director nominees as a new Proposal 3. If you have already voted, we encourage you to resubmit your vote on all three proposals by submitting the amended proxy card or voting instruction form enclosed with this Supplement or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or voting instruction form. However, if you return, or have returned, an original proxy card or voting instruction form, your proxy will still remain valid for all of the other proposals and director nominees except Messrs. Lee and Mello because they are not listed as nominees on the original proxy card or voting instruction form, and will be voted at the Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD OR VOTING INSTRUCTION FORM, IT WILL REVOKE ALL PRIOR PROXY CARDS OR VOTING INSTRUCTION FORMS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD OR VOTING INSTRUCTION FORM.
Except for the as supplemented by the information contained herein, including new Proposal 3, and the amended notice and proxy card, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement, which contains important additional information. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.
Important Notice Regarding the Availability of Proxy Materials for the Solana Company Annual Meeting of Stockholders to be Held on Thursday, May 21, 2026: The Amended Notice of Annual Meeting of Stockholders, proxy statement and accompanying proxy statement and annual report to stockholders are available at www.proxyvote.com.

Withdrawal of Director Nominees
Prior to providing their resignation, Sherrie Perkins and Paul Buckman were each a director nominee standing for re-election to the Board as the Annual Meeting, as described in Proposal 1 — Election of Directors. As a result of their resignations, Ms. Perkins and Mr. Buckman will no longer stand for re-election to the Board. The five other director nominees named in Proposal 1 in the Proxy Statement — Joseph Chee, Dane C. Andreeff, Blane Walter, Edward M. Straw and Cosmo Jiang — will continue to stand for re-election at the Annual Meeting. In addition, the two additional directors — Michel Lee and Sergio Mello — named in Proposal 3 in this Supplement, will stand for re-election at the Annual Meeting. In connection with Ms. Perkins’ and Mr. Buckman’s resignations, the Board approved a decrease in the authorized number of directors on the Board from nine to seven, effective as of immediately prior to the Annual Meeting.

PROPOSAL 3 — ELECTION OF ADDITIONAL DIRECTORS
On April 23, 2026, the Board increased the size of the Board from seven to nine members, creating two vacancies on the Board and, upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed each of Michel Lee and Sergio Mello as directors to fill the newly created vacancies, effective immediately. The Board proposed that Messrs. Lee and Mello be re-elected at the Annual Meeting to serve for a one-year term until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified and until his earlier death, resignation or removal.
The following are brief biographies of Messrs. Lee and Mello that include information, as of the date of this Supplement, regarding the specific and particular experience, qualifications, attributes or skills of Messrs. Lee and Mello that led the Board to believe that Messrs. Lee and Mello should serve on the Board. However, each of the members of the Board may have a variety of reasons why he or she believes Messrs. Lee and Mello would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Name	Position(s)	Age
Michel Lee	Director	56
Sergio Mello	Director	44
Michel Lee
Michel Lee has been a co-founder and investment partner at Cybertech Partners since October 2018, and co-founder at Hashkey Group Limited (HKEX: 3887.HK) since January 2019. Mr. Lee is a capital market and investment professional with over 25 years of experience in various senior leadership roles in one of the largest global investment banks in Hong Kong, Beijing, Tokyo and London. Mr. Lee has helped various companies to complete strategic transactions including early funding rounds, initial public offerings, structured financings, derivatives, and mergers and acquisitions. Mr. Lee holds a master’s degree in Advanced Information Technology from Imperial College London, and a bachelor’s degree in Physics, Electronics & Computing from University College London. Our Board believes that Mr. Lee is qualified to serve as a director based on his significant experience in the investment industry and capital markets and his knowledge of digital assets.
Sergio Mello
Sergio Mello has served as the global head of stablecoin solutions at Anchorage Digital, where he focuses on the business development and platform offerings for stablecoins, since January 2026 and previously served as its head of stablecoins. Prior to joining Anchorage Digital, Mr. Mello served as the founder and chief executive officer of Lago Finance, a consortium of financial institutions designed to enhance settlements with tokenized cash, from April 2022 to November 2023. Mr. Mello is a serial entrepreneur who has achieved exits in web1, web2, and web3. He has also served an advisor to Nodle, a digital trust network, from October 2017 to May 2022 and as a crypto advisor to Reddit, an online open community platform, from January 2021 to December 2021. Mr. Mello holds a bachelor’s degree in Electrical Engineering from Politecnico di Torino. Our Board believes that Mr. Mello is qualified to serve as a director based on his extensive experience in digital assets.
Independence
The Board has affirmatively determined that Messrs. Lee and Mello are independent, as defined under the Nasdaq listing standards.
Stock Ownership
Messrs. Lee and Mello did not beneficially own any common stock of the Company as of April 1, 2026, the date of the security ownership information disclosed for each of our directors and named executive officers in the section titled “Security Ownership of Certain Beneficial Owners and Management,” beginning on page 29 of the Proxy Statement.

Vote Required
A plurality of the votes cast FOR a nominee, meaning each director nominee receiving the highest number of votes FOR will be elected. Stockholders may not cumulate votes for directors. Withheld votes will have no effect on this Proposal 3. Brokers do not have discretion to vote on this Proposal 3, absent instructions from their beneficial owners. Broker non-votes will have no effect on this Proposal 3.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF MESSRS. LEE AND MELLO.

VOTING AND REVOCABILITY OF PROXIES
Please vote as soon as possible using the amended proxy card or voting instruction form enclosed with this Supplement, which includes new Proposal 3 — the election of Messrs. Lee and Mello as directors. If you have already voted, you are not required to vote again. If you would like to vote for the re-election of Messrs. Lee and Mello, however, you must vote again using the amended proxy card or voting instruction form.
If you return, or have already returned, an original proxy card or voting instruction form, then the votes indicated on such original proxy card or voting instruction form will remain valid for each of the proposals and director nominee elections other than Proposal 3 and will be voted at the Annual Meeting unless revoked. Please note that the submission of a new proxy card will revoke all prior proxy cards or voting instruction forms submitted, so it is important to indicate your vote for each proposal on any new proxy card, including those included on the amended proxy card, the original proxy card or any previously submitted proxy card or voting instruction form.
If the amended proxy card or original proxy card or voting instruction form is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy card. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on the proposals included on such proxy card or voting instruction form.
You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting if you have the right to vote at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Solana Company

SOLANA COMPANY
642 NEWTOWN YARDLEY ROAD, SUITE 100
NEWTOWN, PA 18940

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HSDT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions. You cannot vote by phone if you plan to vote your preferred shares differently.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00338-P50785

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS AMENDED PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOLANA COMPANY

The Board of Directors recommends you vote FOR ALL of the following director nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Joseph Chee
02) Blane Walter
03) Dane C. Andreeff
04) Edward M. Straw
05) Cosmo Jiang
06) Nominee Withdrawn
07) Nominee Withdrawn

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To ratify the appointment of CBIZ CPAs P.C., as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

3. Election of Additional Directors

Nominees:	For	Withhold
3a. Michel Lee	☐	☐
3b. Sergio Mello	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in the full entity name, by a duly authorized officer.

[PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Proxy Supplement are available at www.proxyvote.com.

T00339-P50785

SOLANA COMPANY
Annual Meeting of Stockholders
May 21, 2026 9:00 a.m. Eastern Time
This amended proxy is solicited by the Board of Directors

The stockholder(s) hereby acknowledges receipt of the Amended Notice of 2026 Annual Meeting of Stockholders dated May 1, 2026 and Proxy Statement, dated April 10, 2026 as supplemented by the Proxy Supplement, dated May 1, 2026, and hereby appoint(s) Joseph Chee, as proxy and attorney-in-fact, with the full power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this amended proxy card, and to vote in his judgment upon all other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof, all of the shares of Class A common stock of Solana Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time on May 21, 2026, at www.virtualshareholdermeeting.com/HSDT2026, and any adjournment or postponement thereof. The undersigned hereby revoke(s) any proxy previously given to vote at the Annual Meeting.

This amended proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this amended proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side